Exhibit 99.1

AMENDED AND RESTATED BYLAWS OF

FIRST COMMUNITY BANK CORPORATION OF AMERICA

(Adopted May 17, 2010)

ARTICLE I

OFFICES

The principal office of the Corporation shall be in Pinellas County, Florida. The Corporation may also have offices at such other places as the Board of Directors may from time to time appoint, or as the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

SECTION 1. PLACE OF MEETINGS. The place of all meetings of the stockholders shall be the principal office of the Corporation in Pinellas County, Florida, or such other place as shall be determined, from time to time, by the Board of Directors, and the place at which such meeting shall be held shall be stated in the notice and call of the meeting. A change in the place of the meeting shall not be made within twenty (20) days next before the day on which an election of directors is to be held, and a notice of any change shall be given to each stockholder at least twenty (20) days before the election is to be held.

SECTION 2. ANNUAL MEETINGS. The annual meeting of the stockholders shall be held at the principal office of the Corporation, or such other place as shall be determined by the Board of Directors, at such time and on such date as the Board of Directors may designate, but not later than thirteen (13) months after the last annual meeting of stockholders. The failure to hold the annual meeting within such time period does not affect the validity of any corporate action and shall not work as a forfeiture of or dissolution of the Corporation.

SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President, or by a majority of the Board of Directors, or by the Secretary upon the request of stockholders owning not less than ten percent (10%) of the outstanding stock of the Corporation entitled to vote at such meeting.

SECTION 4. NOTICE. Notice of the time and place of the annual meeting of stockholders shall be given by the Secretary by mailing, or causing to be mailed, written or printed notice of the same at least ten (10) days, and not more than sixty (60) days, prior to the meeting, and notice of the time and place and purpose of any special meeting shall be given by written or printed notice of the same at least ten (10) days, and not more than sixty (60) days, prior to the meeting, to each stockholder of record of the Corporation entitled to vote at such meeting, and addressed to the stockholder’s last known post office address, or to the address appearing on the corporate books of the Corporation, but at any meeting at which all stockholders shall be present, or of which all stockholders not present have waived notice in writing, the giving of notice as above required may be dispensed with. Such notice shall be deemed delivered upon deposit in the United States mail, with first-class postage prepaid, addressed to the stockholder at the address specified in the Corporation’s stock transfer records. Notice of an adjourned meeting is necessary only if the new place, date and time are not announced at the meeting from which the adjournment is taken or a new record date is fixed for the reconvening of the meeting.

SECTION 5. QUORUM. A quorum at any annual or special meeting of stockholders shall consist of stockholders representing, either in person or by proxy, a majority of the outstanding capital stock of the Corporation entitled to vote at such meeting, except as otherwise specially provided by law or in the Articles of Incorporation. If a quorum not be present at a properly called stockholders’ meeting, the meeting may be adjourned by those present. At the adjourned meeting, any business may be transacted that might have been transacted on the original date of the meeting. When a specified item of business is required to be voted on by a class, series of stock, or voting group, a majority of the shares of such class, series or voting group shall constitute a quorum for the transaction of such item of business by that class, series or voting group. After a quorum has been established, the subsequent withdrawal of stockholders, so as to reduce the shares represented at the meeting below the number required for the original quorum, does not affect the validity of any action taken at the meeting.

SECTION 6. PROXY. Every stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent without a meeting, or his duly authorized attorney-in-fact, may authorize another person or persons to act for him by Proxy. The Proxy must be signed by the stockholder or his attorney-in-fact. No Proxy shall be valid after the expiration of eleven months from the date thereof.

SECTION 7. VOTING. Except as otherwise provided in the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders. If a quorum exists at a meeting of stockholders, (a) action on a matter, other than the election of directors, is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by law; and (b) action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by law.

The voting at all meetings of the stockholders may be by voice vote, but any qualified voter may demand a vote by ballot, each of which shall state the name of the stockholder voting and the number of shares voted, and if such ballot be cast by a proxy, it shall also state the name of such proxy.

At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, by proxy or by electronic voting via telephone or Internet.

A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, and the number of voting shares held by each, shall be prepared by the Secretary, who shall have charge of the stock ledger, and filed in the office where the election is to be held, at least ten (10) days before every election, and shall, during the usual hours for business, and during the whole time of said election, be open to the examination of any stockholder.

SECTION 8. ACTION BY STOCKHOLDERS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of shares of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a duly constituted meeting at which all voting groups and shares entitled to vote thereon were present and voted. In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving stockholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the Corporation’s principal office in Florida, its principal place of business or its officer or agent having custody of the book in which proceedings of meetings of stockholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date of the earliest dated consent delivered in the manner required by this section, written consents signed by the number of holders required to take action are delivered to the Corporation in the manner required by this section. Such a written consent has the effect of a meeting vote.

Any written consent, once given, may be revoked prior to the date that the Corporation receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the Corporation at its principal office in Florida or its principal place of business, or received by the corporate officer or agent having custody of the book in which proceedings of meetings of stockholders are recorded.

Notice of such action must be given to those stockholders who have not consented in writing or who are not entitled to vote on the action within ten (10) days after obtaining such authorization by written consent. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenter’s rights are provided by law, the notice shall contain a clear statement of the right of the stockholders dissenting therefrom to be paid the fair value of their shares upon compliance with the provisions of Florida law regarding the rights of dissenting stockholders.

SECTION 9. RECORD DATE DETERMINATIONS. The Board of Directors may fix the record date for one or more voting groups in order to determine the stockholders entitled (a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to demand a special meeting, (c) to receive any distribution or (d) to take any other action. Such a record date must be a date after the date upon which the Board of Directors made the record date determination. The record date cannot be more than seventy (70) days before the meeting or action requiring a determination of stockholders. A determination of stockholders entitled to notice of or to vote at a stockholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

SECTION 10. ADVANCE NOTICE OF STOCKHOLDER NOMINATIONS AND PROPOSALS.

(a) Annual Meeting of Stockholders. At an annual meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof, or (iii) otherwise properly brought before the annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 10. In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action under Florida law. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 10(a) or Section 10(c) below, as applicable, in writing to the Secretary of the Corporation even if such matter is already the subject of any notice to the stockholders or public disclosure from the Board of Directors. To be timely, a Proposing Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation: (x) not later than the close of business on the 60th day, nor earlier than the close of business on the 90th day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year’s annual meeting or 90 days in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on or after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period).

(b) Stockholder Nominations. For the nomination of any person or persons for election to the Board of Directors, a Proposing Stockholder’s notice to the Secretary of the Corporation shall set forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any), (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, under the rules of the Securities and Exchange Commission, (v) the written consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected, and (vi) as to the Proposing Stockholder: (A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (F) a representation whether the Proposing Stockholder intends to solicit proxies from stockholders in support of the nomination and election of the nominee. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(c) Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder’s notice to the Secretary of the Corporation shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) the information required by Section 10(b)(vi) above. The foregoing notice requirements of this Section 10(c) shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with the applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(d) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (x) by or at the direction of the Board of Directors or any committee thereof (or stockholders pursuant to Section 3 hereof) or (y) provided that the Board of Directors (or stockholders pursuant to Section 3 hereof) has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 10 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 10. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by this Section 10 shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day prior to such special meeting and not earlier than the close of business on the later of the 90th day prior to such special meeting or the tenth (10th) day following the day on which public disclosure is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(e) Effect of Noncompliance. Notwithstanding anything in these By-laws to the contrary: (i) no business shall be brought before any annual meeting by any stockholder except in accordance with the procedures set forth in this Section 10, and (ii) unless otherwise required by law, if a Proposing Stockholder intending to propose business at an annual meeting pursuant to this Section 10 does not provide the information required under this Section 10 to the Corporation, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Corporation. Except as otherwise provided by law or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 10 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

(f) General. For purposes of this Section 10, the term “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to section 13, 14 or 15(d) of the Exchange Act.

The requirements of this Section 10 shall apply to any business to be brought before a meeting by a stockholder whether such business is to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or presented to stockholders by means of an independently financed proxy solicitation. Nothing in this Section 10 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a–8 under the Exchange Act.

The requirements of this Section 10 are included to provide the Corporation notice of a stockholder’s intention to bring business before a meeting and shall in no event be construed as imposing upon any stockholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business before a meeting.

Notwithstanding the foregoing provisions of this Section 10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

ARTICLE III

DIRECTORS

SECTION 1. BOARD OF DIRECTORS. The management of all of the affairs, property and business of the Corporation shall be vested in a Board of Directors, consisting of not less than one (1) nor more than fifteen (15) persons. In addition to the powers and authorities by these Bylaws and the Articles of Incorporation expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by the Bylaws directed or required to be exercised or done by the stockholders.

SECTION 2. ELECTION. The number of directors shall be fixed by a vote of a majority of the stockholders entitled to vote at each annual meeting of the stockholders, said number of directors to be the directors constituting the Board of Directors for the ensuing year, who shall hold office until their death, resignation or removal, or until their successors are elected and qualified. At each annual meeting of the stockholders, after determining the number of directors who shall serve for the ensuing year as aforesaid, the stockholders shall by a vote of a majority of the stockholders entitled to vote, determine the number of directors that the stockholders at said meeting shall elect, which number to be voted upon does not necessarily have to equal the number of directors authorized for the ensuing year as aforesaid. All vacancies in the Board of Directors, as fixed by the stockholders as aforesaid, not voted upon by the stockholders as aforesaid, may be filled by the Board of Directors as it shall see fit, at any regular or special meeting of said Board of Directors, and directors so elected by the Board of Directors shall hold office until the next annual meeting of the stockholders or until their successors are elected and qualified.

After having determined the number of directors to serve for the ensuing year as aforesaid, each stockholder shall be entitled to vote for the number of directors determined to be voted upon as aforesaid, showing on said stockholder’s ballot the number of shares represented thereby, and the number of directors determined to be voted upon receiving the votes of the largest number of shares, shall be elected and hold office for the ensuing year or until their successors are elected and qualified.

SECTION 3. VACANCIES. All vacancies in the Board of Directors, whether caused by resignation, death, or otherwise, may be filled by the remaining director or a majority of the remaining directors attending an annual or special meeting called for that purpose, even though less than a quorum be present. A director thus elected to fill any vacancy shall hold office for the unexpired term of his predecessor, or until his death, resignation or removal, or until his successor is elected and qualifies.

SECTION 4. REMOVAL OF DIRECTORS. The stockholders may remove one or more directors with or without cause. If a director is elected by a voting group of stockholders, only the stockholders of that voting group may participate in the vote to remove him. A director may be removed only if the number of votes cast to remove him exceeds the number of votes not to remove him. A director may be removed by the stockholders at a meeting of the stockholders, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director.

SECTION 5. RESIGNATION. A director may resign at any time by giving written notice to the Board, the President or the Secretary of the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date, and the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date, the Board of Directors or stockholders may elect a successor of such director before the effective date if the Board of Directors or stockholders provide that the successor does not take office until the effective date.

SECTION 6. ANNUAL MEETING. The annual meeting of the Board of Directors shall be held without notice immediately after, and at the same place as, the annual meeting of stockholders.

SECTION 7. REGULAR MEETINGS. The Board of Directors may, from time to time, by resolution appoint the time and place, either within or without the State of Florida, for holding other regular meetings of the Board, if by it deemed advisable; and such regular meetings shall thereupon be held at the time and place so appointed, without the giving of any notice with regard thereto.

SECTION 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called at any time by the President, or in his absence by a majority of the directors, to be held at the principal office of the Corporation, or at such other place or places, within or without the State of Florida, as the notice calling the meeting may designate.

SECTION 9. NOTICE. Notice of all special meetings of Board of Directors shall be given to each director not less than two (2) days in advance of the same by telegram, by letter, or personally. Such notice shall be effective upon the earliest of (a) receipt, (b) three days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid and correctly addressed, or (c) the date shown on the return receipt or other evidence of delivery, if sent by registered or certified mail, return receipt requested, or overnight courier service, and the delivery receipt is signed by or on behalf of the addressee. Such written notice shall include the date, time and place of the meeting. Except as otherwise required hereunder or by law, the notice of a special meeting need not describe the purpose of the special meeting. Notice of any adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the date, time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors also. Notice of a meeting need not be given to any director who submits a written waiver of notice whether before or after the meeting or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him.

SECTION 10. QUORUM AND VOTING. A quorum at all meetings of the Board of Directors shall consist of a majority of the number of directors fixed by a vote of the stockholders at the most recent annual meeting of the stockholders. A majority of the directors present at a meeting, whether or not a quorum exists, may adjourn the meeting to another time and place. The affirmative vote of a majority of the directors present at any meeting, if a quorum is present at the time of such vote, shall be the act of the Board of Directors. The Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through any use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

SECTION 11. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if the action is taken by all the directors. The action must be evidenced by one or more written consents describing the action taken and signed by each director. The action is effective when the last director signs a consent, unless the consent specifies a later effective date. Such a consent has the effect of a meeting vote.

SECTION 12. COMMITTEES. The Board of Directors may, by resolution adopted by a majority of the full Board of Directors, designate from among its members an Executive Committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, except that no such committee shall have the authority to: (a) approve or recommend to stockholders actions or proposals required by law to be approved by the stockholders; (b) fill vacancies on the Board of Directors or any committee thereof; (c) adopt, amend or repeal the Bylaws; (d) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; (e) authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the Board of Directors may authorize a committee to do so within the limits specifically prescribed by the Board of Directors.

Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

The sections of these Bylaws that govern meetings, notice and waiver of notice, quorum and voting, and action without a meeting requirements of the Board of Directors shall apply to committees and their members as well. All committees shall keep regular minutes of their meetings and shall cause them to be recorded in minute book kept for that purpose in the office of the Corporation, and shall report on the same to the Board of Directors at its next meeting.

ARTICLE IV

OFFICERS

SECTION 1. ELECTION. The Board may elect or appoint a Chairman, a President, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as it may determine, who shall have such duties and powers as hereinafter provided. All officers shall be elected or appointed to hold office until the first meeting of the Board following the annual meeting of stockholders or until their death, resignation or removal or until their successors are elected and qualify. If the election of officers is not held at such meeting, the election shall be held as soon thereafter as conveniently may be. Where permitted by law, any two or more offices may be held by the same person.

SECTION 2. VACANCIES. Vacancies in any office arising from any cause may be filled by the directors at any regular or special meeting.

SECTION 3. REMOVAL. Any officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the full Board of Directors.

SECTION 4. RESIGNATION. An Officer may resign at any time by giving written notice to the Board, the President or the Secretary of the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date, and the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date.

SECTION 5. CHAIRMAN OF THE BOARD. The Chairman shall preside at all meetings of the Board of Directors and of the stockholders and shall have such other executive duties as the Board shall approve by resolution.

SECTION 6. PRESIDENT The President shall in the absence or disability of the Chairman preside over all meetings of the Board of Directors and of the stockholders and shall have general supervision of the affairs of the Corporation, shall sign or countersign certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and stockholders, and shall perform all such other duties as are incident to his office or are properly required of him by the Board of Directors.

SECTION 7. VICE PRESIDENT. The Vice President in the absence or disability of the President shall perform the duties of the President and shall also perform such other duties as may be delegated to him from time to time by the Board of Directors or by the President.

SECTION 8. SECRETARY. The Secretary shall issue notice for all meetings, shall keep minutes of all meetings, shall have charge of the Seal and the Corporate Books, and shall make such reports or perform such other duties as are incident of his office, or are properly required of him by the Board of Directors.

SECTION 9. TREASURER. The Treasurer shall have the custody of all monies and securities of the Corporation and shall keep regular books of account. He shall disburse the funds of the Corporation in payment of the just demands against the Corporation, or as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursement, and shall render to the President and the Board of Directors from time to time as may be required of him, an account of all his transactions as Treasurer and of the financial condition of the Corporation. He shall perform all duties incident to his office or which are properly required of him by the Board of Directors.

SECTION 10. DELEGATION. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person who it may select.

SECTION 11. OTHER OFFICERS. The Board of Directors may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 12. SALARIES. The salaries of all officers of the Corporation shall be fixed by the Board of Directors. The compensation of other employees and agents shall be fixed by the officers of the Corporation.

SECTION 13. BONDS. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other duties as may from time to time be required by the Board of Directors.

ARTICLE V

STOCK

SECTION 1. STOCK CERTIFICATES. Shares may but need not be represented by certificates. Unless otherwise provided by law, the rights and obligations of stockholders are identical whether or not their shares are represented by certificates. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Each certificate for shares shall be consecutively numbered or otherwise identified. Each share certificate must state on its face (a) the name of the Corporation and that the Corporation is organized under the laws of Florida; (b) the name of the person to whom issued; and (c) the number and class of shares and the designation of the series, if any, the certificate represents. Each share certificate (i) must be signed either manually or in facsimile by the Chairman of the Board of Directors, if any, the President or a Vice President and the Secretary, Treasurer or an assistant Secretary or Treasurer and (ii) may bear the corporate seal or its facsimile. In case any officer who has signed, or whose facsimile signature has been used on a certificate, has ceased to be an officer before the certificate has been delivered, such certificates may, nevertheless, be adopted and issued and delivered by the Corporation as though the officer who signed each certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer of the Corporation.

If the Corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the stockholder a full statement of this information on request and without charge.

Any certificate representing shares that are restricted as to the sale, disposition, or other transfer of such shares, shall also state that such shares are restricted as to transfer and shall set forth or fairly summarize on the front or back of the certificate, or shall state that the Corporation will furnish to any stockholder on request and without charge, a full statement of such restrictions.

SECTION 2. TRANSFER OF STOCK. The stock of the Corporation shall be assigned and transferable on the books of the Corporation only by the person in whose name it appears on said books, or his legal representatives. In case of transfer by attorney, the power of attorney, duly executed and acknowledged, shall be deposited with the Secretary. In all cases of transfer, the former certificate shall be surrendered up and cancelled before a new certificate can be issued.

SECTION 3. LOSS OR DESTRUCTION. In the case of loss or destruction of any certificate of stock another may be issued in its place upon proof of such loss or destruction, and upon the giving of satisfactory bond of indemnity to the Corporation and/or to the transfer agent and registrar of such stock, in such sum as the officers of the Corporation may determine.

ARTICLE VI

DIVIDENDS AND FINANCES

SECTION 1. DIVIDENDS. Unless restricted by law, dividends may be declared by the Board of Directors and paid out of the annual net profits of the Corporation or out of accumulated earned surplus.

SECTION 2. RESERVE FUND. Before making any distribution of profits there may be set aside out of the net profits of the Corporation, such sum or sums as the directors from time to time, in their absolute discretion, may deem expedient, as a reserve fund to meet contingencies, or for equalizing dividends, or for maintaining any property of the Corporation, or for any other purpose, and any profits of any year not distributed as dividends shall be deemed to have been thus set apart until otherwise disposed of by the Board of Directors.

SECTION 3. DEPOSITS. The monies of the Corporation shall be deposited in the name of the Corporation in such bank or banks or trust company or trust companies as the Board of Directors may designate, and shall be drawn out only by check signed by persons designated by resolution by the Board of Directors.

SECTION 4. FISCAL YEAR. The Fiscal Year of the Corporation shall begin on the first day of January, in each year, unless otherwise provided by the Board of Directors.

ARTICLE VII

BOOKS AND RECORDS

The books, accounts and records of the Corporation except as may be otherwise required by the laws of the State of Florida may be kept outside of the State of Florida at such place or places as the Board of Directors may from time to time appoint. The Board of Directors shall determine whether and to what extent the account and books of the

Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or by resolution of the stockholders or directors, provided that the provisions of this paragraph shall not be construed as changing in any way the duty of the Treasurer to make proper reports to the stockholders at the annual meeting.

ARTICLE VIII

CORPORATE SEAL

The Seal of the Corporation shall consist of two concentric circles, between which shall be the name of the Corporation. In the center shall be inscribed the words, “CORPORATE SEAL”, “FLORIDA”, AND “1995”.

ARTICLE IX

AMENDMENT OR REPEAL OF BYLAWS

The Corporation’s Board of Directors may amend or repeal the Corporation’s Bylaws at any regular or special meeting, unless: (a) the Articles of Incorporation or any bylaw reserves the power to amend or repeal the Bylaws generally, or a particular Bylaw provision reserves the power to amend or repeal that Bylaw, exclusively to the stockholders; or (b) the stockholders, in amending or repealing the Bylaws generally, or a particular Bylaw provision, provide expressly that the Board of Directors may not amend or repeal the Bylaws or that Bylaw provision. If the Bylaws are proposed to be amended by the Board of Directors at any meeting, a written notice shall be sent to each director at his last known post office address at least ten (10) days before the date of any such meeting, which notice shall state the amendments which are proposed to be made to such Bylaws. Only such amendments as have been specified in the notice shall be made. If, however, all directors shall be present at any regular or special meeting, these Bylaws may be amended by unanimous vote without previous notice.

The Corporation’s stockholders may amend or repeal the Corporation’s Bylaws even though the Bylaws may also be amended or repealed by its Board of Directors.